Schedule 14A

            Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934

     Filed by Registrant                          [X]
     Filed by a Party other than the Registrant   [ ]

     Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ]  Definitive Proxy Statement
     [X]  Definitive Additional Material
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      PHILLIPS PETROLEUM COMPANY
            ------------------------------------------------
            (Name of Registrant as Specified In Its Charter)


            ------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (Check appropriate box):
     [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
            6(j)(2).
     [ ]  $500 per each party to the controversy pursuant to Exchange Act
            Rule 14a-6(i)(3).
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
            1) Title of each class of securities to which transaction
               applies:

               -------------------------------------------------
            2) Aggregate number of securities to which transaction applies:

               -------------------------------------------------
            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               -------------------------------------------------
            4) Proposed maximum aggregate value of transaction:

               -------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1) Amount Previously Paid:

               -----------------------------
            2) Form, Schedule or Registration Statement No.:

               -----------------------------
            3) Filing Party:

               -----------------------------
            4) Date Filed:

               -----------------------------

                                                            Enclosure A

          Hill Samuel (Channel Islands) Trust Company Ltd


                                                              April 1994


             Participants in the Phillips Petroleum Company Overseas Stock Savings Plan (Norway)


Dear Participant

In the attached Report and Accounts you will find a notice to Shareholders convening the Annual General Meeting to be held on Monday 9th May 1994 and a proxy statement. Your attention is drawn to the fact that it is the Trustee of the Stock Savings Plan who is the registered holder of the shares and who, therefore, has the right to attend the Meeting.

However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting in the event of there being a poll of members. If you wish to do so you should complete the enclosed voting direction form and return it, using the enclosed pre-addressed envelope to reach the Trustee by no later than 2.00 p.m. on Friday 29th April 1994.

As you will see the attached documentation is all in English. Should you require any help in this connection please do not hesitate to contact your Employee Relations Department.


Yours faithfully



HILL SAMUEL (CHANNEL ISLANDS) TRUST COMPANY LIMITED

                                                            Enclosure B


                    PHILLIPS PETROLEUM COMPANY OVERSEAS
                        STOCK SAVINGS PLAN (NORWAY)


                          VOTING INSTRUCTION FORM
   Should you wish to vote, please complete and return this entire form.

      __                         __
     |                             |



     |__                         __|

- ---------------------------------------------------------------------------


I, the undersigned being a participant in the Plan hereby instruct Hill Samuel (Channel Islands) Trust Company Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at the 1994 Annual Meeting of Stockholders to be held on Monday 9th May 1994 or at any adjournment thereof.

PLEASE INDICATE WITH AN 'X' IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

     ELECTION OF DIRECTORS:  Nominees:  W. Allen, N. Augustine, G. Beitzel,
     C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards, L. Horner,
     E. Kenna, J. Mulva, D. Tippeconnic, R. Tobias, V. Tschinkel and
     J. Whitmire.
  __
 |__|  VOTE FOR all nominees listed above*
  __
 |__|  VOTE WITHHELD from all nominees listed above

*To withhold authority to vote for any nominee write the nominee's name in the space below.

 -------------------------------------------------------------------------


The Company recommends a vote FOR:

PROPOSAL 1:  To approve designation of the independent auditors,
Ernst & Young:
            __                  __                    __
       FOR |__|        AGAINST |__|         ABSTAIN  |__|



The Company recommends a vote AGAINST:

PROPOSAL 2:  To sign and implement the CERES Principles:
            __                  __                   __
       FOR |__|        AGAINST |__|         ABSTAIN |__|


NAME (in block capitals please) __________________________________________

SIGNATURE ________________________________________________________________

DATE ________________________________________________

NOTES:.  1. Full details of the items are contained in the enclosed Proxy
            Statement.
         2. To be effective this form of direction must be mailed using the enclosed pre-addressed envelope to reach the Trustee no later than 2 p.m. on Friday 29th April 1994.
         3. If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which they have already received directions from other participants.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL IN NO CIRCUMSTANCES DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR
ANY OF ITS SUBSIDIARY COMPANIES.

Smith & Ouzman Ltd 45435 2/94

                                                        Enclosure C

                Noble Lowndes Settlement Trustees Limited


Reference:     JR/NH

Date:          April 1994


To: Participants in the Phillips Petroleum Company Europe-Africa Employee
    Share Allocation Scheme


Dear Participant,

In the attached Report and Accounts you will find a notice to Shareholders convening the Annual General Meeting to be held on Monday 9th May 1994 and a proxy statement. Your attention is drawn to the fact that it is the Trustee of the Share Allocation Scheme who is the registered holder of the shares and who, therefore, has the right to attend the Meeting.

However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting in the event of there being a poll of members. If you wish to do so you should complete the enclosed voting direction form and return it, using the enclosed pre-paid envelope, to reach the Trustee by not later than 2.00 p.m. on Friday 29th April 1994.



Yours faithfully



NOBLE LOWNDES SETTLEMENT TRUSTEES LIMITED



PO Box No 144 Norfolk House Wellesley Road Roydon CR9 3EB Tel 081-6862466 (Reg. Office) Reg. Number 576832

                                                        Enclosure D

                 PHILLIPS PETROLEUM COMPANY EUROPE-AFRICA
                     EMPLOYEE SHARE ALLOCATION SCHEME


                          VOTING INSTRUCTION FORM
   Should you wish to vote, please complete and return this entire form.

      __                         __
     |                             |






     |__                         __|

- --------------------------------------------------------------------------


I, the undersigned being a participant in the Scheme hereby instruct Noble Lowndes Settlement Trustees Limited (the Trustee of the Scheme and the SCP Plan Manager's Nominee) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at the 1994 Annual Meeting of Stockholders to be held on Monday 9th May 1994 or at any adjournment thereof.

PLEASE INDICATE WITH AN 'X' IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

     ELECTION OF DIRECTORS:  Nominees:  W. Allen, N. Augustine, G. Beitzel,
     C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards, L. Horner,
     E. Kenna, J. Mulva, D. Tippeconnic, R. Tobias, V. Tschinkel and
     J. Whitmire.

   __
  |__|  VOTE FOR all nominees listed above*

   __
  |__|  VOTE WITHHELD from all nominees listed above


*To withhold authority to vote for any nominee write the nominee's name in the space below.

         ----------------------------------------


The Company recommends a vote FOR:

PROPOSAL 1:  To approve designation of the independent auditors,
Ernst & Young:
           __                   __                   __
      FOR |__|         AGAINST |__|         ABSTAIN |__|



The Company recommends a vote AGAINST:

PROPOSAL 2:  To sign and implement the CERES Principles:
           __                   __                   __
      FOR |__|         AGAINST |__|         ABSTAIN |__|


  __
 |__| If you are a member of the Phillips Petroleum Company Europe-Africa
      Employee SCP, please tick this box. We will arrange for the shares held on your behalf in the SCP to be voted as indicated above.


NAME (in block capitals please) __________________________________________

SIGNATURE ________________________________________________________________

DATE ____________________________________________


NOTES:.   1. Full details of the items are contained in the enclosed Proxy
             Statement.
          2. To be effective this form of direction must be mailed using the enclosed pre-paid envelope to reach the Trustee no later than 2 p.m. on Friday 29th April 1994.
          3. If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which they have already received directions from other participants.


THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL IN NO CIRCUMSTANCES DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR
ANY OF ITS SUBSIDIARY COMPANIES.

Smith & Ouzman Ltd 45436 2/94